SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Enhanced Commodity Strategy Fund

Effective December 15, 2010, the following person is added to the portfolio management team, as reflected in the ”Portfolio Manager(s)” sub-heading of the ”MANAGEMENT” section of the fund’s summary prospectus.

Eric S. Meyer, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2010.

Please Retain This Supplement for Future Reference
December 14, 2010 PROSTKR–13